UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 20, 2011

LIBERATOR MEDICAL HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-05663	87-0267292
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

2979 SE Gran Park Way, Stuart, Florida 34997
(Address of Principal Executive Offices)

(772) 287-2414
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

On October 20, 2011, Liberator Medical Holdings, Inc., a Nevada corporation, held its annual meeting of stockholders to (i) elect directors; (ii) approve and adopt an amendment to the Company’s 2007 Stock Plan; and (iii) ratify the appointment of its independent registered public accounting firm.  A majority of the stockholders entitled to vote at the annual meeting were present at the annual meeting in person or by proxy.  The following table shows the number of votes cast for, against, abstentions, and the number of broker non-votes on each matter.

			Broker
Election of Directors:	For	Withheld	Non-Vote
Mark A. Libratore	25,721,391	49,237	6,796,236
Jeannette Corbett	25,684,391	86,237	6,796,236
Morgan Duke	25,684,391	86,237	6,796,236
Tyler Wick	25,683,016	87,612	6,796,236

Amendment to Company’s				Broker
2007 Stock Plan	For	Against	Abstain	Non-Vote
	25,438,253	301,327	31,048	6,796,236

Ratification of
Public Accountants	For	Against	Abstain
	29,708,107	2,652,847	205,910

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATOR MEDICAL HOLDINGS, INC.
Registrant

Dated: October 25, 2011	/s/ Robert J. Davis
Robert J. Davis, Chief Financial Officer